SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2005
TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 235-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01.  Regulation FD Disclosure.
     On August 10, 2005, Terayon Communication Systems, Inc. (“Terayon”) announced that it is showing several of its latest Home Access solutions at Texas Instruments Incorporated (TI) ‘Toy Tour,’ a multi-city and multi-nation traveling tour which highlights the latest, most innovative consumer electronics based on TI technology. The tour is in San Francisco this week, after a successful event in New York, and will move on to major cities in Europe and Asia in September and October.
     On August 15, 2005, Terayon announced that it is demonstrating the advanced capabilities of its digital video solutions at the CableLabs(R) Summer Conference, the cable television industry’s research and development consortium.
ITEM 9.01  Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit 99.1	Terayon Shows Latest Cable Modem and Other Home Access Solutions at Texas Instruments’ ‘Toy Tour’

Exhibit 99.2	Terayon Demonstrates Digital Video Solutions at CableLabs® Summer Conference

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s Mark Richman
Mark Richman
Chief Financial Officer

Date: August 16, 2005

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INDEX TO EXHIBITS

Exhibit
No.	Description
Exhibit 99.1	Terayon Shows Latest Cable Modem and Other Home Access Solutions at Texas Instruments’ ‘Toy Tour’

Exhibit 99.2	Terayon Demonstrates Digital Video Solutions at CableLabs® Summer Conference